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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2001

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                              DATA DIMENSIONS, INC.
             (Exact name of registrant as specified in its charter)


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
         Delaware                           000-04748                     06-0852458
(State or other jurisdiction        (Commission File Number)            (I.R.S. Employer
of incorporation)                                                       Identification No.)
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Sterling Plaza, 3rd Floor
3535 Factoria Boulevard SE
Bellevue, WA                                                        98006
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (425) 688-1000


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Item 5.        Other Events.

        On March 8, 2001, Data Dimensions, Inc., a Delaware corporation ("Data Dimensions"), Lionbridge Technologies, Inc., a Delaware corporation ("Lionbridge") and Diamond Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Lionbridge ("Merger Sub") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Data Dimensions, with Data Dimensions to survive the merger and become a wholly-owned subsidiary of Lionbridge (the "Merger"). Pursuant to the Merger Agreement, upon the effective time of the Merger, outstanding shares of Data Dimensions common stock will be converted into the right to receive 0.190884 shares of Lionbridge common stock (which amount will be adjusted for any stock split, stock dividend or similar event effected between the date of the Merger Agreement and the effective time of the Merger).

        The Merger Agreement is filed herewith as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

        In connection with the execution of the Merger Agreement, Data Dimensions issued to Lionbridge an option (the "Lionbridge Option"), pursuant to a stock option agreement, exercisable upon the consummation of an "Acquisition Transaction" (as defined in the Merger Agreement) with a party other than Lionbridge, for such number of shares of Data Dimensions common stock as is equal to 19.9% of the issued and outstanding shares of Data Dimensions common stock on the date of such Acquisition Transaction. The Lionbridge Option is filed herewith as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

        In connection with the Merger Agreement, Lionbridge and certain directors, officers, affiliates and stockholders of Data Dimensions entered into voting agreements, the form of which is filed herewith as Exhibit 99.2 (the "Voting Agreement").

        On March 8, 2001, Data Dimensions and Lionbridge issued a joint press release (the "Press Release") regarding the Merger and the signing of the Merger Agreement. The Press Release is filed herewith as Exhibit 99.3.


Item 7.        Financial Statements and Exhibits.

        (c) Exhibits.

        Exhibit 2.1 -- Agreement and Plan of Reorganization, dated March 8, 2001, by and among Data Dimensions, Inc., Lionbridge Technologies, Inc., and Diamond Acquisition Corporation. The following exhibits and schedules to the Agreement and Plan of Reorganization have been omitted:

                EXHIBIT 1.1  -- Merger Documents
                EXHIBIT 1.2  -- Certificate of Incorporation of Merger sub

                EXHIBIT 7.8  -- Diamond Voting Agreement
                EXHIBIT 7.10 -- Parent Option
                Disclosure Schedules of Data Dimensions and Lionbridge

        The Registrant undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


        Exhibit 99.1 -- Stock Option Agreement, dated March 8, 2001, between Lionbridge Technologies, Inc. and Data Dimensions, Inc.

        Exhibit 99.2 -- Form of voting agreements, dated as of March 8, 2001, between Lionbridge


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        Technologies, Inc., and certain directors, officers, affiliates and stockholders of Data Dimensions, Inc.

        Exhibit 99.3 -- Joint press release, dated March 8, 2001, by Data Dimensions, Inc. and Lionbridge Technologies, Inc.


                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       DATA DIMENSIONS, INC.


Date: March 13, 2001       By: /s/ LAURENCE C. LESLIE
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                           Laurence C. Leslie
                           Executive Vice President, Chief Financial
                           Officer and Secretary


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                                 EXHIBIT INDEX


        Exhibit 2.1 -- Agreement and Plan of Reorganization, dated March 8, 2001, by and among Data Dimensions, Inc., Lionbridge Technologies, Inc., and Diamond Acquisition Corp.

        Exhibit 99.1 -- Stock Option Agreement, dated March 8, 2001, between Lionbridge Technologies, Inc. and Data Dimensions, Inc.

        Exhibit 99.2 -- Form of voting agreements, dated as of March 8, 2001, between Lionbridge Technologies, Inc., and certain directors, officers, affiliates and stockholders of Data Dimensions, Inc.

        Exhibit 99.3 -- Joint press release, dated March 8, 2001, by Data Dimensions, Inc. and Lionbridge Technologies, Inc.